                                                                     Exhibit G-5

     Organization of PG&E Corporation and Subsidiaries Before Reorganization

                               I. PG&E Corporation
                      Exempt Public Utility Holding Company
                           [FLOW CHART APPEARS HERE]

    --------------------------------------                 ---------------------------------------
      A. PG&E National Energy Group, LLC                     B. Pacific Gas and Electric Company
         Non-utility Holding Company                          Integrated Public Utility Company
    --------------------------------------                 ---------------------------------------

       For subsidiaries see Attachment A                      For subsidiaries see Attachment B

       ---------------------------------                  -----------------------------------------
            C. Elm Power Corporation                              D. PG&E Ventures, LLC
             Holds PG&E common stock                      Non-utility Holding and Financial Company
       ---------------------------------                  -----------------------------------------

                                                          -----------------------------------------

                No subsidiaries                      D1. PG&E Telecom, LLC                  D1. Pacific Venture Capital, LLC
                                                       Telecommunications                         Non-utility Investments

                                                     ----------------------------

                                                     D2. PG&E Capital, LLC    D2. PG&E Telecom     D2. PG&E Ventures ePro, LLC
                                                     Non-utility Financing      Holdings, LLC    Electronic Commerce Investments
                                                            Company          Telecommunications

--------------------------------------------------
         E. PG&E Strategic Capital, Inc.                 ----------------------------------------------
                Non-utility Holding                        F. PG&E Corporation Support Services, Inc.
               and Financial Company                                    Service Company
--------------------------------------------------       ----------------------------------------------

                No subsidiaries                                         No subsidiaries

                                                                    Attachment A
                                                                          Page 1

              PG&E National Energy Group, LLC Before Reorganization

------------------------------------------------------------------------------------------------------------------------------------
                    Subsidiary*                                                                     Business**
------------------------------------------------------------------------------------------------------------------------------------
   A.  PG&E National Energy Group, LLC                                                        non-utility holding company
------------------------------------------------------------------------------------------------------------------------------------
     A1. PG&E National Energy Group, Inc.                                                     non-utility holding company
------------------------------------------------------------------------------------------------------------------------------------
         A2. PG&E Enterprises                                                                 non-utility holding company
------------------------------------------------------------------------------------------------------------------------------------
              A3.PG&E National Energy Group Holdings Corporation                              non-utility holding company
------------------------------------------------------------------------------------------------------------------------------------
                A4.Citrus Generating Company, L.P.                                            inactive
------------------------------------------------------------------------------------------------------------------------------------
                A4.Properties Holdings, LLC                                                   non-utility holding company
------------------------------------------------------------------------------------------------------------------------------------
                    A5.Alhambra Pacific Joint Venture                                         real estate investment
------------------------------------------------------------------------------------------------------------------------------------
                    A5.BPS I, Inc.                                                            non-utility holding company
------------------------------------------------------------------------------------------------------------------------------------
                         A6.Alhambra Pacific Joint Venture                                    real estate investment
------------------------------------------------------------------------------------------------------------------------------------
                    A5.Conaway Ranch Company, The                                             non-utility holding company
------------------------------------------------------------------------------------------------------------------------------------
                         A6.Conaway Conservancy Group Joint Venture                           real estate investment
------------------------------------------------------------------------------------------------------------------------------------
                     A5.Conaway Conservancy Group Joint Venture                               real estate investment
------------------------------------------------------------------------------------------------------------------------------------
                     A5.DPR, Inc.                                                             real estate investment
------------------------------------------------------------------------------------------------------------------------------------
                     A5.Gilia Enterprises                                                     real estate investment
------------------------------------------------------------------------------------------------------------------------------------
                         A6.Marengo Ranch Joint Venture                                       land development
------------------------------------------------------------------------------------------------------------------------------------
                         A6.Oat Creek Associates Joint Venture                                land development
------------------------------------------------------------------------------------------------------------------------------------
                     A5.Marengo Ranch Joint Venture                                           land development
------------------------------------------------------------------------------------------------------------------------------------
                     A5.Oat Creek Associates Joint Venture                                    land development
------------------------------------------------------------------------------------------------------------------------------------
                     A5.Valley Real Estate, Inc.                                              real estate
------------------------------------------------------------------------------------------------------------------------------------
                A4.PG&E Energy Trading Holdings, LLC                                          non-utility holding company
------------------------------------------------------------------------------------------------------------------------------------
                     A5.PG&E Energy Trading Holdings Corporation                              non-utility holding company
------------------------------------------------------------------------------------------------------------------------------------
                         A6.PG&E Energy Trading - Power, L.P.                                 electric power marketing and trading
------------------------------------------------------------------------------------------------------------------------------------
                             A7.PG&E ET Synfuel 166, LLC                                      to acquire a synthetic fuel production
                                                                                              facility
------------------------------------------------------------------------------------------------------------------------------------
                             A7.PG&E ET Synfuel #2, LLC                                       to acquire a synthetic fuel production
                                                                                              facility
------------------------------------------------------------------------------------------------------------------------------------
                         A6.PG&E ET Investments Corporation                                   non-utility holding company
------------------------------------------------------------------------------------------------------------------------------------
                             A7.PG&E Energy Trading - Power, L.P.                             electric power marketing and trading
------------------------------------------------------------------------------------------------------------------------------------
                         A6.PG&E Energy Trading - Gas Corporation                             natural gas marketing and trading
------------------------------------------------------------------------------------------------------------------------------------
                             A7.PG&E Energy Trading, Canada Corporation                       natural gas marketing and trading
------------------------------------------------------------------------------------------------------------------------------------
                                  A8.CEG Energy Options, Inc.                                 natural gas marketing
------------------------------------------------------------------------------------------------------------------------------------
                             A7.True Quote LLC                                                electronic commerce
------------------------------------------------------------------------------------------------------------------------------------
                             A7.Virtual Credit Services, LLC                                  inactive
------------------------------------------------------------------------------------------------------------------------------------
                         A6.PG&E International, Inc.                                          non-utility holding company
------------------------------------------------------------------------------------------------------------------------------------
                             A7.PG&E International Development Holdings, LLC                  to own and sell an Australian pipeline
                                                                                              development company
------------------------------------------------------------------------------------------------------------------------------------
                             A7.PG&E Overseas Holdings I, Ltd.                                non-utility holding company
------------------------------------------------------------------------------------------------------------------------------------
                                  A8.PG&E Overseas Holdings II, Ltd.                          non-utility holding company
------------------------------------------------------------------------------------------------------------------------------------
                                    A9.PG&E Corporation Australian Holdings Pty Ltd.          non-utility holding company
------------------------------------------------------------------------------------------------------------------------------------
                                      A10.PG&E Corporation Australia Pty Ltd.                 service company
------------------------------------------------------------------------------------------------------------------------------------
                                      A10.PG&E Energy Trading Australia Pty Ltd.              energy marketing company
------------------------------------------------------------------------------------------------------------------------------------
                             A7.Gannet Power Corporation                                      inactive
------------------------------------------------------------------------------------------------------------------------------------
                             A7.Rocksavage Services I, Inc.                                   inactive
------------------------------------------------------------------------------------------------------------------------------------
                A4.PG&E Generating Company, LLC                                               non-utility holding company
------------------------------------------------------------------------------------------------------------------------------------
                    A5.PG&E Generating Energy Group, LLC                                      non-utility holding company
------------------------------------------------------------------------------------------------------------------------------------
                         A6.Attala Energy Company, LLC                                        electric power marketing and trading
------------------------------------------------------------------------------------------------------------------------------------

    * Some companies appear more than once to show their ownership interests in different subsidiaries.

    ** More information available in Form U-3A-2 filed March 18, 2002.

                                                                    Attachment A
                                                                          Page 2

              PG&E National Energy Group, LLC Before Reorganization

------------------------------------------------------------------------------------------------------------------------------------
                             Subsidiary*                                                            Business**
------------------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------------
                         A6.Attala Power Corporation                                 non-utility holding company
----------------------------------------------------------------------------------------------------------------------------------
                             A7.Attala Generating Company, LLC                       EWG
----------------------------------------------------------------------------------------------------------------------------------
                         A6.Badger Power Corporation                                 non-utility holding company
----------------------------------------------------------------------------------------------------------------------------------
                             A7.Badger Generating Company, LLC                       EWG
----------------------------------------------------------------------------------------------------------------------------------
                         A6.Beech Power Corporation                                  non-utility holding company
----------------------------------------------------------------------------------------------------------------------------------
                             A7.Mantua Creek Generating Company, L.P.                EWG
----------------------------------------------------------------------------------------------------------------------------------
                             A7.Mantua Creek Urban Renewal, L.P.                     owner/lessor
-----------------------------------------------------------------------------------------------------------------------------------
                         A6.Plover Power Corporation                                 non-utility holding company
-----------------------------------------------------------------------------------------------------------------------------------
                             A7.Mantua Creek Generating Company, L.P.                EWG
-----------------------------------------------------------------------------------------------------------------------------------
                             A7.Mantua Creek Urban Renewal, L.P.                     owner/lessor
-----------------------------------------------------------------------------------------------------------------------------------
                         A6.Black Hawk III Power Corporation                         non-utility holding company
-----------------------------------------------------------------------------------------------------------------------------------
                             A7.Lake Road Generating Company, L.P.                   in construction electric generating facility
-----------------------------------------------------------------------------------------------------------------------------------
                             A7.Lake Road Power I, LLC                               to own a partnership interest
-----------------------------------------------------------------------------------------------------------------------------------
                         A6.Peach IV Power Corporation                               non-utility holding company
-----------------------------------------------------------------------------------------------------------------------------------
                             A7.Lake Road Generating Company, L.P.                   in construction electric generating facility
-----------------------------------------------------------------------------------------------------------------------------------
                             A7.Lake Road Power II, LLC                              to own a partnership interest
-----------------------------------------------------------------------------------------------------------------------------------
                         A6.Bluebonnet Power Corporation                             to own a membership interest
-----------------------------------------------------------------------------------------------------------------------------------
                             A7.Bluebonnet Generating Company, LLC                   to be constructed electric generating facility
-----------------------------------------------------------------------------------------------------------------------------------
                         A6.Covert Power Corporation                                 non-utility holding company
-----------------------------------------------------------------------------------------------------------------------------------
                             A7.Covert Generating Company, LLC                       EWG
-----------------------------------------------------------------------------------------------------------------------------------
                         A6.First Arizona Land Corporation                           real estate
-----------------------------------------------------------------------------------------------------------------------------------
                         A6.First California Land Corporation                        real estate options
-----------------------------------------------------------------------------------------------------------------------------------
                         A6.GenHoldings I, LLC                                       non-utility holding company; borrower for EWGs
-----------------------------------------------------------------------------------------------------------------------------------
                             A7.Black Hawk Power Corporation                         non-utility holding company
-----------------------------------------------------------------------------------------------------------------------------------
                                  A8.Athens Generating Company, L.P.                 in construction electric generating facility
-----------------------------------------------------------------------------------------------------------------------------------
                             A7.Harquahala Generating Company, LLC                   in construction electric generating facility
-----------------------------------------------------------------------------------------------------------------------------------
                             A7.Harquahala Power Corporation                         non-utility holding company
-----------------------------------------------------------------------------------------------------------------------------------
                                  A8.Harquahala Generating Company, LLC              in construction electric generating facility
-----------------------------------------------------------------------------------------------------------------------------------
                             A7.Osprey Power Corporation                             non-utility holding company
-----------------------------------------------------------------------------------------------------------------------------------
                                  A8.Millennium Power Partners L.P.                  EWG
-----------------------------------------------------------------------------------------------------------------------------------
                                  A8.Magnolia Power Corporation                      non-utility holding company
-----------------------------------------------------------------------------------------------------------------------------------
                                    A9.Millennium Power Partners, L.P.               EWG
-----------------------------------------------------------------------------------------------------------------------------------
                             A7.Peach I Power Corporation                            non-utility holding company
-----------------------------------------------------------------------------------------------------------------------------------
                                  A8.Athens Generating Company, L.P                  in construction electric generating facility
-----------------------------------------------------------------------------------------------------------------------------------
                         A6.Goose Lake Power Corporation                             non-utility holding company
-----------------------------------------------------------------------------------------------------------------------------------
                             A7.Goose Lake Generating Company, LLC                   to be constructed electric generating facility
-----------------------------------------------------------------------------------------------------------------------------------
                         A6.Harlan Power Corporation                                 non-utility holding company
-----------------------------------------------------------------------------------------------------------------------------------
                             A7.Umatilla Generating Company, L.P.                    to be constructed electric generating facility
-----------------------------------------------------------------------------------------------------------------------------------
                         A6.Juniper Power Corporation                                non-utility holding company
-----------------------------------------------------------------------------------------------------------------------------------
                             A7.Umatilla Generating Company, L.P.                    to be constructed electric generating facility
-----------------------------------------------------------------------------------------------------------------------------------
                         A6.Long Creek Power Corporation                             non-utility holding company
-----------------------------------------------------------------------------------------------------------------------------------
                             A7.Long Creek Generating Company, LLC                   to be constructed electric generating facility
-----------------------------------------------------------------------------------------------------------------------------------
                         A6.Kentucky Hydro Holdings, LLC                             non-utility holding company
-----------------------------------------------------------------------------------------------------------------------------------

    * Some companies appear more than once to show their ownership interests in different subsidiaries.

    ** More information available in Form U-3A-2 filed March 18, 2002.

                                                                    Attachment A
                                                                          Page 3

             PG&E National Energy Group, LLC Before Reorganization

-----------------------------------------------------------------------------------------------------------------------------------
                              Subsidiary*                                                           Business*
-----------------------------------------------------------------------------------------------------------------------------------
                 A6.La Paloma Power Corporation                                 non-utility holding company
-----------------------------------------------------------------------------------------------------------------------------------
                      A7.La Paloma Generating Company, LLC                      in construction electric generating facility
-----------------------------------------------------------------------------------------------------------------------------------
                 A6.Liberty Generating Corporation                              non-utility holding company
-----------------------------------------------------------------------------------------------------------------------------------
                      A7.Liberty Generating Company, LLC                        in construction electric generating facility
-----------------------------------------------------------------------------------------------------------------------------------
                      A7.Liberty Urban Renewal, LLC                             to be owner/lessee
-----------------------------------------------------------------------------------------------------------------------------------
                 A6.Madison Wind Power Corporation                              non-utility holding company
-----------------------------------------------------------------------------------------------------------------------------------
                      A7.Madison Windpower LLC                                  EWG
-----------------------------------------------------------------------------------------------------------------------------------
                 A6.Meadow Valley Power Corporation                             non-utility holding company
-----------------------------------------------------------------------------------------------------------------------------------
                      A7.Meadow Valley Generating Company, LLC                  to be constructed electric generating facility
-----------------------------------------------------------------------------------------------------------------------------------
                 A6.MidColumbia Power Corporation                               non-utility holding company
-----------------------------------------------------------------------------------------------------------------------------------
                      A7.MidColumbia Generating Company, LLC                    to be constructed electric generating facility
-----------------------------------------------------------------------------------------------------------------------------------
                 A6.Morrow Power Corporation                                    non-utility holding company
-----------------------------------------------------------------------------------------------------------------------------------
                      A7.Morrow Generating Company, LLC                         to be constructed electric generating facility
-----------------------------------------------------------------------------------------------------------------------------------
                 A6.Okeechobee Power Corporation                                non-utility holding company
-----------------------------------------------------------------------------------------------------------------------------------
                      A7.Okeechobee Generating Company, LLC                     EWG
-----------------------------------------------------------------------------------------------------------------------------------
                 A6.Otay Mesa Power Corporation                                 inactive
-----------------------------------------------------------------------------------------------------------------------------------
                 A6.PG&E Dispersed Power Corporation                            non-utility holding company
-----------------------------------------------------------------------------------------------------------------------------------
                      A7.Dispersed Gen Properties, LLC                          real estate holding company
-----------------------------------------------------------------------------------------------------------------------------------
                      A7.PG&E Dispersed Generating Company, LLC                 EWG
-----------------------------------------------------------------------------------------------------------------------------------
                      A7.Plains End, LLC                                        in construction EWG
-----------------------------------------------------------------------------------------------------------------------------------
                      A7.RAMCO, Inc.                                            electric power marketer
-----------------------------------------------------------------------------------------------------------------------------------
                 A6.PG&E Generating Energy Holdings, Inc.                       non-utility holding company
-----------------------------------------------------------------------------------------------------------------------------------
                      A7.Plains End, LLC                                        in construction EWG
-----------------------------------------------------------------------------------------------------------------------------------
                      A7.Badger Generating Company, LLC                         EWG
-----------------------------------------------------------------------------------------------------------------------------------
                      A7.Bluebonnet Generating Company, LLC                     to be constructed electric generating facility
 ----------------------------------------------------------------------------------------------------------------------------------
                      A7.Covert Generating Company, LLC                         in construction electric generating facility
 ----------------------------------------------------------------------------------------------------------------------------------
                      A7.Goose Lake Generating Company, LLC                     to be constructed electric generating facility
 ----------------------------------------------------------------------------------------------------------------------------------
                      A7.Long Creek Generating Company, LLC                     to be constructed electric generating facility
 ----------------------------------------------------------------------------------------------------------------------------------
                      A7.La Paloma Generating Company, LLC                      in construction electric generating facility
 ----------------------------------------------------------------------------------------------------------------------------------
                      A7.Liberty Generating Company, LLC                        in construction electric generating facility
 ----------------------------------------------------------------------------------------------------------------------------------
                      A7.Liberty Urban Renewal, LLC                             to be owner/lessee
 ----------------------------------------------------------------------------------------------------------------------------------
                      A7.Madison Windpower LLC                                  EWG
 ----------------------------------------------------------------------------------------------------------------------------------
                      A7.Meadow Valley Generating Company, LLC                  to be constructed electric generating facility
 ----------------------------------------------------------------------------------------------------------------------------------
                      A7.MidColumbia Generating Company, LLC                    to be constructed electric generating facility
 ----------------------------------------------------------------------------------------------------------------------------------
                      A7.Morrow Generating Company, LLC                         to be constructed electric generating facility
 ----------------------------------------------------------------------------------------------------------------------------------
                      A7.Okeechobee Generating Company, LLC                     EWG
 ----------------------------------------------------------------------------------------------------------------------------------
                      A7.PG&E Dispersed Generating Company, LLC                 EWG
 ----------------------------------------------------------------------------------------------------------------------------------
                      A7.Spencer Station Generating Company, L.P.               EWG
 ----------------------------------------------------------------------------------------------------------------------------------
                 A6.PG&E Generating New England, Inc.                           non-utility holding company
 ----------------------------------------------------------------------------------------------------------------------------------
                      A7.PG&E Generating New England, LLC                       inactive
 ----------------------------------------------------------------------------------------------------------------------------------
                 A6.San Gorgonio Power Corporation                              non-utility holding company
 ----------------------------------------------------------------------------------------------------------------------------------
                      A7.Mountain View Power Partners, LLC                      EWG
 ----------------------------------------------------------------------------------------------------------------------------------
                      A7.Mountain View Power Partners II, LLC                   EWG
  ---------------------------------------------------------------------------------------------------------------------------------
                 A6.Spencer Station Power Corporation                           non-utility holding company
 ----------------------------------------------------------------------------------------------------------------------------------

* Some companies appear more than once to show their ownership interests in different subsidiaries.

**  More information available in Form U-3A-2 filed March 18, 2002.

                                                                    Attachment A
                                                                          Page 4

             PG&E National Energy Group, LLC Before Reorganization

-----------------------------------------------------------------------------------------------------------------------------------
                            Subsidiary*                                                       Business**
-----------------------------------------------------------------------------------------------------------------------------------
              A7.Spencer Station Generating Company, L.P.                       EWG
-----------------------------------------------------------------------------------------------------------------------------------
           A6.USGen New England, Inc.                                           non-utility holding company
-----------------------------------------------------------------------------------------------------------------------------------
              A7.First Massachusetts Land Company, LLC                          real estate investment
-----------------------------------------------------------------------------------------------------------------------------------
              A7.USGen Services Company, LLC                                    service company
-----------------------------------------------------------------------------------------------------------------------------------
           A6.White Pine Generating Company, LLC                                to be constructed electric generating facility
-----------------------------------------------------------------------------------------------------------------------------------
        A5.PG&E Generating Power Group, LLC                                     non-utility holding company
-----------------------------------------------------------------------------------------------------------------------------------
           A6.Aplomado Power Corporation                                        investment company
 ----------------------------------------------------------------------------------------------------------------------------------
           A6.Beale Generating Company                                          non-utility holding company
 ----------------------------------------------------------------------------------------------------------------------------------
              A7.Indian Orchard Generating Company, Inc.                        non-utility holding company
 ----------------------------------------------------------------------------------------------------------------------------------
                  A8.MASSPOWER, L.L.C.                                          non-utility holding company
 ----------------------------------------------------------------------------------------------------------------------------------
                     A9.MASSPOWER                                               EWG
 ----------------------------------------------------------------------------------------------------------------------------------
              A7.JMC Altresco, Inc.                                             non-utility holding company
 ----------------------------------------------------------------------------------------------------------------------------------
                  A8.Altresco, Inc.                                             non-utility holding company
 ----------------------------------------------------------------------------------------------------------------------------------
                     A9.Pittsfield Generating Company, L.P.                     EWG
 ----------------------------------------------------------------------------------------------------------------------------------
                  A8.Berkshire Pittsfield, Inc.                                 non-utility holding company
 ----------------------------------------------------------------------------------------------------------------------------------
                     A9.Berkshire Feedline Acquisition Limited Partnership      gas pipeline
 ----------------------------------------------------------------------------------------------------------------------------------
                  A8.Pittsfield Partners, Inc.                                  non-utility holding company
 ----------------------------------------------------------------------------------------------------------------------------------
                     A9.Pittsfield Generating Company, L.P.                     non-utility holding company
 ----------------------------------------------------------------------------------------------------------------------------------
              A7.JMC Iroquois, Inc.                                             non-utility holding company
 ----------------------------------------------------------------------------------------------------------------------------------
                  A8.Iroquois Gas Transmission System, L.P.                     gas pipeline
 ----------------------------------------------------------------------------------------------------------------------------------
              A7.JMC Selkirk Holdings, Inc.                                     non-utility holding company
 ----------------------------------------------------------------------------------------------------------------------------------
                  A8.JMC Selkirk, Inc.                                          non-utility holding company
 ----------------------------------------------------------------------------------------------------------------------------------
                     A9.PentaGen Investors, L.P.                                non-utility holding company
 ----------------------------------------------------------------------------------------------------------------------------------
                        A10.Selkirk Cogen Partners, L.P.                        EWG
 ----------------------------------------------------------------------------------------------------------------------------------
                          A11.Selkirk Cogen Funding Corporation                 financing entity
 ----------------------------------------------------------------------------------------------------------------------------------
                     A9.Selkirk Cogen Partners, L.P.                            EWG
 ----------------------------------------------------------------------------------------------------------------------------------
                       A10.Selkirk Cogen Funding Corporation                    financing entity
 ----------------------------------------------------------------------------------------------------------------------------------
                  A8.JMCS I Holdings, Inc.                                      non-utility holding company
 ----------------------------------------------------------------------------------------------------------------------------------
                     A9.PentaGen Investors, L.P.                                non-utility holding company
 ----------------------------------------------------------------------------------------------------------------------------------
                        A10.Selkirk Cogen Partners, L.P.                        EWG
 ----------------------------------------------------------------------------------------------------------------------------------
                          A11.Selkirk Cogen Funding Corporation                 financing entity
 ----------------------------------------------------------------------------------------------------------------------------------
              A7.Orchard Gas Corporation                                        service company
 ----------------------------------------------------------------------------------------------------------------------------------
             A6.Mason Generating Company                                        non-utility holding company
 ----------------------------------------------------------------------------------------------------------------------------------
               A7.J. Makowski Associates, Inc.                                  service company
 ----------------------------------------------------------------------------------------------------------------------------------
             A6.Cooper's Hawk Power Corporation                                 non-utility holding company
 ----------------------------------------------------------------------------------------------------------------------------------
               A7.Citrus Generating Company, L.P.                               inactive
 ----------------------------------------------------------------------------------------------------------------------------------
             A6.Eucalyptus Power Corporation                                    non-utility holding company
 ----------------------------------------------------------------------------------------------------------------------------------
               A7.Citrus Generating Company, L.P.                               inactive
 ----------------------------------------------------------------------------------------------------------------------------------
             A6.Eagle Power Corporation                                         non-utility holding company
 ----------------------------------------------------------------------------------------------------------------------------------
               A7.Granite Generating Company, L.P.                              non-utility holding company
 ----------------------------------------------------------------------------------------------------------------------------------
                  A8.Granite Water Supply Company, Inc.                         supplies water for electric generating facility
 ----------------------------------------------------------------------------------------------------------------------------------
                  A8.Keystone Urban Renewal Limited Partnership                 to be owner/lessee
 ----------------------------------------------------------------------------------------------------------------------------------
               A7.Keystone Cogeneration Company, L.P.                           non-utility holding company
 ----------------------------------------------------------------------------------------------------------------------------------
                   A8.Keystone Urban Renewal Limited Partnership                to be owner/lessee
  ----------------------------------------------------------------------------------------------------------------------------------


* Some companies appear more than once to show their ownership interests in different subsidiaries.

**   More information available in Form U-3A-2 filed March 18, 2002.

                                                                    Attachment A
                                                                          Page 5

             PG&E National Energy Group, LLC Before Reorganization

------------------------------------------------------------------------------------------------------------------------------------
                              Subsidiary*                                                       Business**
------------------------------------------------------------------------------------------------------------------------------------
                     A7.Logan Generating Company, L.P.                               EWG
------------------------------------------------------------------------------------------------------------------------------------
                  A6.Falcon Power Corporation                                        non-utility holding company
------------------------------------------------------------------------------------------------------------------------------------
                     A7.Scrubgrass Generating Company, L.P.                          QF
------------------------------------------------------------------------------------------------------------------------------------
                     A7.Scrubgrass Power Corp.                                       non-utility holding company
------------------------------------------------------------------------------------------------------------------------------------
                        A8.Scrubgrass Generating Company, L.P.                       EWG
------------------------------------------------------------------------------------------------------------------------------------
                           A9.Clearfield Properties, Inc.                            supplies waste coal for electric generating
                                                                                     facility
------------------------------------------------------------------------------------------------------------------------------------
                           A9.Leechburg Properties, Inc.                             supplies waste coal for electric generating
                                                                                     facility
------------------------------------------------------------------------------------------------------------------------------------
                  A6.Spruce Power Corporation                                        non-utility holding company
------------------------------------------------------------------------------------------------------------------------------------
                     A7.Spruce Limited Partnership                                   non-utility holding company
------------------------------------------------------------------------------------------------------------------------------------
                        A8.Colstrip Energy, Limited Partnership                      QF
------------------------------------------------------------------------------------------------------------------------------------
                  A6.Heron Power Corporation                                         non-utility holding company
------------------------------------------------------------------------------------------------------------------------------------
                     A7.Gator Generating Company, L.P.                               inactive
------------------------------------------------------------------------------------------------------------------------------------
                  A6.Iroquois Pipeline Investment, LLC                               non-utility holding company
------------------------------------------------------------------------------------------------------------------------------------
                     A7.Iroquois Gas Transmission System, L.P.                       natural gas pipeline
------------------------------------------------------------------------------------------------------------------------------------
                  A6.Jaeger Power Corporation                                        non-utility holding company
------------------------------------------------------------------------------------------------------------------------------------
                     A7.Northampton Generating Company, L.P.                         EWG
------------------------------------------------------------------------------------------------------------------------------------
                        A8.Northampton Fuel Supply Company, Inc.                     supplies waste coal for electric generating
                                                                                     facility
------------------------------------------------------------------------------------------------------------------------------------
                        A8.Northampton Water Supply, Inc.                            supplies water for electric generating facility
------------------------------------------------------------------------------------------------------------------------------------
                  A6.Larkspur Power Corporation                                      non-utility holding company
------------------------------------------------------------------------------------------------------------------------------------
                     A7.Hermiston Generating Company, L.P.                           EWG
------------------------------------------------------------------------------------------------------------------------------------
                  A6.Buckeye Power Corporation                                       non-utility holding company
------------------------------------------------------------------------------------------------------------------------------------
                     A7.Hermiston Generating Company, L.P.                           EWG
------------------------------------------------------------------------------------------------------------------------------------
                  A6.Loon Power Corporation                                          inactive
------------------------------------------------------------------------------------------------------------------------------------
                  A6.Merlin Power Corporation                                        non-utility holding company
------------------------------------------------------------------------------------------------------------------------------------
                     A7.Fellows Generating Company, L.P.                             to be constructed electric generating facility
------------------------------------------------------------------------------------------------------------------------------------
                  A6.Pelican Power Corporation                                       non-utility holding company
------------------------------------------------------------------------------------------------------------------------------------
                     A7.Okeelanta Power Limited Partnership                          to develop, own and operate an electric
                                                                                     generating facility
------------------------------------------------------------------------------------------------------------------------------------
                  A6.Peregrine Power Corporation                                     non-utility holding company
------------------------------------------------------------------------------------------------------------------------------------
                     A7.Chambers Cogeneration, Limited Partnership                   QF
------------------------------------------------------------------------------------------------------------------------------------
                  A6.Raptor Holdings Company                                         non-utility holding company
------------------------------------------------------------------------------------------------------------------------------------
                     A7.Gray Hawk Power Corporation                                  non-utility holding company
------------------------------------------------------------------------------------------------------------------------------------
                        A8.Cedar Bay Cogeneration, Inc.                              non-utility holding company
------------------------------------------------------------------------------------------------------------------------------------
                           A9.Cedar Bay Generating Company, Limited Partnership      EWG
------------------------------------------------------------------------------------------------------------------------------------
                     A7.PG&E Management Services Company                             inactive
------------------------------------------------------------------------------------------------------------------------------------
                  A6.Toyan Enterprises                                               non-utility holding company
------------------------------------------------------------------------------------------------------------------------------------
                     A7.Indiantown Cogeneration, L.P.                                EWG/QF
------------------------------------------------------------------------------------------------------------------------------------
                     A7.Indiantown Project Investment Partnership, L.P.              issued securities to finance construction of
                                                                                     electric generating facility
------------------------------------------------------------------------------------------------------------------------------------
                        A8.Indiantown Cogeneration, L.P.                             EWG/QF
------------------------------------------------------------------------------------------------------------------------------------
                           A9.Indiantown Cogeneration Funding Corporation            issued securities to finance construction of
------------------------------------------------------------------------------------------------------------------------------------

* Some companies appear more than once to show their ownership interests in different subsidiaries

** More information available in Form U-3A-2 filed March 18, 2002.

                                                                    Attachment A
                                                                          Page 6

             PG&E National Energy Group, LLC Before Reorganization

------------------------------------------------------------------------------------------------------------------------------------
                              Subsidiary*                                                        Business**
------------------------------------------------------------------------------------------------------------------------------------
                                                                                       electric generating facility
------------------------------------------------------------------------------------------------------------------------------------
                A4.PG&E Generating Services, LLC                                       non-utility holding company
------------------------------------------------------------------------------------------------------------------------------------
                   A5.J. Makowski Pittsfield, Inc.                                     administrative agent
------------------------------------------------------------------------------------------------------------------------------------
                   A5.J. Makowski Services, Inc.                                       administrative agent
------------------------------------------------------------------------------------------------------------------------------------
                   A5.JMCS I Management, Inc.                                          administrative agent
------------------------------------------------------------------------------------------------------------------------------------
                   A5.NEG Construction Finance Company, LLC                            administrative agent to projects in
                                                                                       development
------------------------------------------------------------------------------------------------------------------------------------
                   A5.PG&E Construction Agency Services I, LLC                         construction agent
------------------------------------------------------------------------------------------------------------------------------------
                   A5.PG&E Construction Agency Services II, LLC                        construction agent
------------------------------------------------------------------------------------------------------------------------------------
                   A5.PG&E National Energy Group Construction Company, LLC             to procure major power plant equipment
------------------------------------------------------------------------------------------------------------------------------------
                   A5.PG&E Operating Services Holdings, Inc.                           non-utility holding company
------------------------------------------------------------------------------------------------------------------------------------
                      A6.PG&E Operating Services Company                               to enter into operations and maintenance
                                                                                       activities
------------------------------------------------------------------------------------------------------------------------------------
                      A6.PG&E National Energy Group Acquisition Company, LLC           acquisition company
------------------------------------------------------------------------------------------------------------------------------------
                      A6.USGen Holdings, Inc.                                          non-utility holding company
------------------------------------------------------------------------------------------------------------------------------------
                         A7.PG&E National Energy Group Company                         develops and manages electric generating
                                                                                       facilities
------------------------------------------------------------------------------------------------------------------------------------
                      A6.PG&E National Energy Group Company                            develops and manages electric generating
                                                                                       facilities
------------------------------------------------------------------------------------------------------------------------------------
                         A7.First Oregon Land Corporation                              real estate investment
------------------------------------------------------------------------------------------------------------------------------------
                         A7.Garnet Power Corporation                                   non-utility holding company
------------------------------------------------------------------------------------------------------------------------------------
                            A8.Carneys Point Generating Company                        to lease, manage, operate and maintain a
                                                                                       cogeneration facility
------------------------------------------------------------------------------------------------------------------------------------
                         A7.Topaz Power Corporation                                    non-utility holding company
------------------------------------------------------------------------------------------------------------------------------------
                            A8.Carneys Point Generating Company                        to lease, manage, operate and maintain a
                                                                                       cogeneration facility
------------------------------------------------------------------------------------------------------------------------------------
                      A6.USOSC Holdings, Inc.                                          non-utility holding company
------------------------------------------------------------------------------------------------------------------------------------
                         A7.PG&E Operating Services Company                            to enter into operations and maintenance
                                                                                       activities
------------------------------------------------------------------------------------------------------------------------------------
                   A5.PTP Services, LLC                                                to file federal trademark applications
------------------------------------------------------------------------------------------------------------------------------------
             A3.PG&E Overseas, Inc.                                                    non-utility holding company
------------------------------------------------------------------------------------------------------------------------------------
                A4.PG&E Overseas, Ltd.                                                 non-utility holding company
------------------------------------------------------------------------------------------------------------------------------------
                   A5.PG&E Pacific I, Ltd.                                             inactive
------------------------------------------------------------------------------------------------------------------------------------
                   A5.PG&E Pacific II, Ltd.                                            inactive
------------------------------------------------------------------------------------------------------------------------------------
             A3.Quantum Ventures                                                       non-utility holding company
------------------------------------------------------------------------------------------------------------------------------------
                A4.Barakat & Chamberlin, Inc.                                          formerly provided consulting services
------------------------------------------------------------------------------------------------------------------------------------
                A4.Creston Financial Group, Inc.                                       formerly provided financial consulting
                                                                                       services
------------------------------------------------------------------------------------------------------------------------------------
                A4.PG&E Energy Services Ventures, Inc.                                 provides energy-related goods and services
------------------------------------------------------------------------------------------------------------------------------------
          A2.PG&E Gas Transmission Corporation                                         non-utility holding company
------------------------------------------------------------------------------------------------------------------------------------
             A3.GTN Holdings LLC                                                       non-utility holding company
------------------------------------------------------------------------------------------------------------------------------------
                A4.PG&E Gas Transmission, Northwest Corporation                        gas pipeline company
------------------------------------------------------------------------------------------------------------------------------------
                   A5.Pacific Gas Transmission Company                                 business development company
------------------------------------------------------------------------------------------------------------------------------------
                   A5.Pacific Gas Transmission International                           inactive
------------------------------------------------------------------------------------------------------------------------------------

* Some companies appear more than once to show their ownership interests in different subsidiaries.

**  More information available in Form U-3A-2 filed March 18, 2002.

                                                                    Attachment A
                                                                          Page 7

             PG&E National Energy Group, LLC Before Reorganization

------------------------------------------------------------------------------------------------------------------------------------
                            Subsidiary*                                                              Business**
------------------------------------------------------------------------------------------------------------------------------------
                    A5.PG&E Gas Transmission Service Company LLC                        service company
------------------------------------------------------------------------------------------------------------------------------------
                    A5.Stanfield Hub Services, LLC                                      to pursue opportunities for construction and
                                                                                        operation of natural gas storage facilities
------------------------------------------------------------------------------------------------------------------------------------
                    A3.PG&E Gas Transmission Holdings Corporation                       to pursue gas transmission business
                                                                                        opportunities

------------------------------------------------------------------------------------------------------------------------------------
                    A4.North Baja Pipeline, LLC                                         for the construction and operation of a
                                                                                        natural gas pipeline
------------------------------------------------------------------------------------------------------------------------------------

* Some companies appear more than once to show their ownership interests in different subsidiaries.

** More information available in Form U-3A-2 filed March 18, 2002.

                                                                    Attachment B
                                                                          Page 1

             Pacific Gas and Electric Company Before Reorganization

------------------------------------------------------------------------------------------------------------------------------------
                                   Subsidiary*                                                      Business**
------------------------------------------------------------------------------------------------------------------------------------
   B.  Pacific Gas and Electric Company
   ------------------------------------                                                  integrated public utility company
------------------------------------------------------------------------------------------------------------------------------------
      B1.201 Turk Street, L.P.                                                           real estate
------------------------------------------------------------------------------------------------------------------------------------
      B1.1989 Oakland Housing Partnership Associates, L.P.                               real estate
------------------------------------------------------------------------------------------------------------------------------------
      B1.1992 Oakland Regional Housing Partnership Associates, a California
Limited Partnership                                                                      real estate
------------------------------------------------------------------------------------------------------------------------------------
      B1.1994 Oakland Regional Housing Partnership Associates, a California
Limited Partnership                                                                      real estate
------------------------------------------------------------------------------------------------------------------------------------
      B1.Calaska Energy Company                                                          PG&E representative in Alaska Highway
                                                                                         Pipeline
------------------------------------------------------------------------------------------------------------------------------------
      B1.Chico Commons, a California Limited Partnership                                 real estate
------------------------------------------------------------------------------------------------------------------------------------
      B1.Eureka Energy Company                                                           real estate
------------------------------------------------------------------------------------------------------------------------------------
      B1.Merritt Community Capital Fund V, L.P.                                          real estate
------------------------------------------------------------------------------------------------------------------------------------
      B1.Natural Gas Corporation of California                                           vehicle for asset transfer
------------------------------------------------------------------------------------------------------------------------------------
        B2.Alaska Gas Exploration Associates                                             inactive
------------------------------------------------------------------------------------------------------------------------------------
        B2.NGC Production Company                                                        facilitates financing
------------------------------------------------------------------------------------------------------------------------------------
      B1.Newco Energy Corporation                                                        to be exempt public utility holding company
------------------------------------------------------------------------------------------------------------------------------------
        B2.Electric Generation LLC                                                       to be electric generation company
------------------------------------------------------------------------------------------------------------------------------------
          B3.Balch 1 and 2 Project LLC                                                   to be owner/lessor
------------------------------------------------------------------------------------------------------------------------------------
          B3.Battle Creek Project LLC                                                    to be owner/lessor
------------------------------------------------------------------------------------------------------------------------------------
          B3.Bucks Creek Project LLC                                                     to be owner/lessor
------------------------------------------------------------------------------------------------------------------------------------
          B3.Chili Bar Project LLC                                                       to be owner/lessor
------------------------------------------------------------------------------------------------------------------------------------
          B3.Crane Valley Project LLC                                                    to be owner/lessor
------------------------------------------------------------------------------------------------------------------------------------
          B3.DeSabla-Centerville Project LLC                                             to be owner/lessor
------------------------------------------------------------------------------------------------------------------------------------
          B3.Diablo Canyon LLC                                                           to be owner/lessor
------------------------------------------------------------------------------------------------------------------------------------
          B3.Drum-Spaulding Project LLC                                                  to be owner/lessor
------------------------------------------------------------------------------------------------------------------------------------
          B3.Haas-Kings River Project LLC                                                to be owner/lessor
------------------------------------------------------------------------------------------------------------------------------------
          B3.Hamilton Branch Project LLC                                                 to be owner/lessor
------------------------------------------------------------------------------------------------------------------------------------
          B3.Hat Creek 1 and 2 Project LLC                                               to be owner/lessor
------------------------------------------------------------------------------------------------------------------------------------
          B3.Helms Project LLC                                                           to be owner/lessor
------------------------------------------------------------------------------------------------------------------------------------
          B3.Kerckhoff 1 and 2 Project LLC                                               to be owner/lessor
------------------------------------------------------------------------------------------------------------------------------------
          B3.Kern Canyon Project LLC                                                     to be owner/lessor
------------------------------------------------------------------------------------------------------------------------------------
          B3.Kilarc-Cow Creek Project LLC                                                to be owner/lessor
------------------------------------------------------------------------------------------------------------------------------------
          B3.McCloud-Pit Project LLC                                                     to be owner/lessor
------------------------------------------------------------------------------------------------------------------------------------
          B3.Merced Falls Project LLC                                                    to be owner/lessor
------------------------------------------------------------------------------------------------------------------------------------
          B3.Miocene Project LLC                                                         inactive
------------------------------------------------------------------------------------------------------------------------------------
          B3.Mokelumne River Project LLC                                                 to be owner/lessor
------------------------------------------------------------------------------------------------------------------------------------
          B3.Narrows Project LLC                                                         to be owner/lessor
------------------------------------------------------------------------------------------------------------------------------------
          B3.Phoenix Project LLC                                                         to be owner/lessor
------------------------------------------------------------------------------------------------------------------------------------
          B3.Pit 1 Project LLC                                                           to be owner/lessor
------------------------------------------------------------------------------------------------------------------------------------
          B3.Pit 3, 4 and 5 Project LLC                                                  to be owner/lessor
------------------------------------------------------------------------------------------------------------------------------------
          B3.Poe Project LLC                                                             to be owner/lessor
------------------------------------------------------------------------------------------------------------------------------------
          B3.Potter Valley Project LLC                                                   to be owner/lessor
------------------------------------------------------------------------------------------------------------------------------------
          B3.Rock Creek-Cresta Project LLC                                               to be owner/lessor
------------------------------------------------------------------------------------------------------------------------------------
          B3.Spring-Gap Stanislaus Project LLC                                           to be owner/lessor
------------------------------------------------------------------------------------------------------------------------------------

* Some companies appear more than once to show their ownership interests in different subsidiaries.

** More information available in Form U-3A-2 filed March 18, 2002.

                                                                    Attachment B
                                                                          Page 1

             Pacific Gas and Electric Company Before Reorganization

------------------------------------------------------------------------------------------------------------------------------
                    Subsidiary*                                                           Business**
------------------------------------------------------------------------------------------------------------------------------
          B3.Tule River Project LLC                                             to be owner/lessor
------------------------------------------------------------------------------------------------------------------------------
          B3.Upper NF Feather River Project LLC                                 to be owner/lessor
------------------------------------------------------------------------------------------------------------------------------
        B2.ETrans LLC                                                           to be electric transmission company
------------------------------------------------------------------------------------------------------------------------------
        B2.GTrans LLC                                                           to be natural gas pipeline company
------------------------------------------------------------------------------------------------------------------------------
      B1.Pacific California Gas System, Inc.                                    natural gas pipeline company
------------------------------------------------------------------------------------------------------------------------------
      B1.Pacific Conservation Services Company                                  borrowing and lending
------------------------------------------------------------------------------------------------------------------------------
      B1.Pacific Energy Fuels Company                                           inactive
------------------------------------------------------------------------------------------------------------------------------
      B1.Pacific Gas and Electric Housing Fund Partnership, L.P.                real estate
------------------------------------------------------------------------------------------------------------------------------
      B1.Pacific Gas Properties Company                                         real estate
------------------------------------------------------------------------------------------------------------------------------
        B2.Pacific Properties                                                   real estate
------------------------------------------------------------------------------------------------------------------------------
      B1.PG&E CalHydro, LLC                                                     service company
------------------------------------------------------------------------------------------------------------------------------
      B1.PG&E Capital II                                                        financing
------------------------------------------------------------------------------------------------------------------------------
      B1.PG&E Capital III                                                       financing
------------------------------------------------------------------------------------------------------------------------------
      B1.PG&E Capital IV                                                        financing
------------------------------------------------------------------------------------------------------------------------------
      B1.PG&E Funding LLC                                                       financing
------------------------------------------------------------------------------------------------------------------------------
      B1.PG&E Holdings, LLC                                                     holds repurchased shares
------------------------------------------------------------------------------------------------------------------------------
      B1.Schoolhouse Lane Apartments L.P.                                       real estate
------------------------------------------------------------------------------------------------------------------------------
      B1.Standard Pacific Gas Line Incorporated                                 natural gas pipeline company
------------------------------------------------------------------------------------------------------------------------------

      * Some companies appear more than once to show their ownership interests in different subsidiaries.

      **  More information available in Form U-3A-2 filed March 18, 2002.